UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

Revvity, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $1 par value per share	RVTY	The New York Stock Exchange
1.875% Notes due 2026	RVTY26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Revvity, Inc. (the “Company”) held on April 23, 2024, the shareholders voted on the following proposals:

•	a proposal to elect the ten nominees for director named below for terms of one year each;

•	a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year;

•	a proposal to approve, by non-binding advisory vote, the Company’s executive compensation; and

•	a shareholder proposal to adopt a simple majority voting standard.

The shareholders elected each of the nominees to serve as a director for a term of one year. The final number of votes cast for or against or abstaining and the number of broker non-votes for each nominee are listed below. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and the proposal to approve, by non-binding advisory vote, the Company’s executive compensation, were each also approved. The final number of votes cast for or against or abstaining from voting on those two proposals and the number of broker non-votes on the executive compensation proposal are listed below. The shareholder proposal to adopt a simple majority voting standard was approved. The final number of votes cast for or against or abstaining from voting and the number of broker non-votes on that proposal are listed below.

Proposal #1 – To elect the following nominees as our directors for terms of one year each:

Name	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
Peter Barrett, PhD	98,617,347	4,120,162	69,573	4,412,668
Samuel R. Chapin	101,875,015	796,619	135,448	4,412,668
Michael A. Klobuchar	102,480,081	180,975	146,026	4,412,668
Michelle McMurray-Heath, MD, PhD	102,142,236	597,229	67,617	4,412,668
Alexis P. Michas	100,947,761	1,800,119	59,202	4,412,668
Prahlad R. Singh, PhD	102,298,878	438,353	69,851	4,412,668
Sophie V. Vandebroek, PhD	102,553,295	185,366	68,421	4,412,668
Michael Vounatsos	99,620,162	3,071,552	115,368	4,412,668
Frank Witney, PhD	98,711,364	4,027,568	68,150	4,412,668
Pascale Witz	101,924,209	812,393	70,480	4,412,668

Proposal #2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
100,434,538	6,710,376	74,836	0

Proposal #3 – To approve, by non-binding advisory vote, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
97,992,794	4,439,860	374,428	4,412,668

Proposal #4 – Shareholder proposal to adopt a simple majority voting standard.

For	Against	Abstain	Broker Non-Votes
98,737,249	3,439,994	629,839	4,412,668

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVVITY, INC.

Date: April 24, 2024	By: /s/ John L. Healy
John L. Healy
Vice President and Assistant Secretary